ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Construction cost payables	$ 128,383	$ 57,200
Interest expenses payable	105,637	96,491
Operating expense and other accruals and liabilities	86,859	73,177
Staff cost accruals	86,294	99,612
Gaming tax and license fee accruals	85,468	87,321
Property and equipment payables	36,397	48,769
Dividends payable	230	8,473
Total accrued expenses and other current liabilities	935,483	983,865
Advance Customer Deposits And Ticket Sales [Member]
Contract with Customer Liability	309,718	277,867	$ 255,884
Outstanding Gaming Chips [Member]
Contract with Customer Liability	72,147	205,780	473,330
Loyalty Program Liabilities [Member]
Contract with Customer Liability	$ 24,350	$ 29,175	$ 39,591